UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2017

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 One Williams Center, Tulsa, Oklahoma		74172-0172
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 979-2012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

On August 22, 2017, WPX Energy, Inc. (the “Company”) completed a $150 million registered offering (the “Offering”) of its 5.25% Senior Notes due 2024 (the “Notes”). The Notes constitute an additional issuance of the Company’s 5.25% Senior Notes due 2024, $500 million aggregate principal amount of which were issued on September 8, 2014 (the “Existing Notes”). The Notes have the same terms, other than the public offering price, issue date, initial interest payment date and initial interest accrual date, and constitute part of the same series as the Existing Notes. The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-198523) of the Company, and the prospectus supplement dated August 8, 2017 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on August 10, 2017.

The Notes were issued under an Indenture, dated as of September 8, 2014 (the “Base Indenture”), as supplemented by a Supplemental Indenture, dated as of September 8, 2014 (the “First Supplemental Indenture”), each between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Indenture”).

The Notes are the Company’s senior unsecured obligations ranking equally with the Company’s other existing and future senior unsecured indebtedness. The Notes bear interest at a rate of 5.25% per annum and were priced at 98.5% of par. The Notes will pay interest semi-annually in cash in arrears on March 15 and September 15 of each year commencing on September 15, 2017, provided that the first interest payment on September 15, 2017 will accrue from March 15, 2017. The Notes will mature on September 15, 2024. At any time or from time to time prior to June 15, 2024, the Company may, at its option, redeem some or all of the Notes at a specified “make whole” premium as described in the Indenture. The Company also has the option, at any time or from time to time on or after June 15, 2024, to redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, as more fully described in the Indenture. The Indenture contains covenants that, among other things, restrict the Company’s ability to grant liens on its assets and merge, consolidate or transfer or lease all or substantially all of its assets, subject to certain qualifications and exceptions.

The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Base Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the First Supplemental Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K. Each of the foregoing documents is incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits.

(d)                          Exhibits

Exhibit No.	Description

4.1

Indenture, dated as of September 8, 2014, between WPX Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2014 (File No. 001-35322)).

4.2

First Supplemental Indenture, dated as of September 8, 2014, between WPX Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2014 (File No. 001-35322)).

4.3	5.25% Senior Note due 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX Energy, Inc.

By:	/s/ Stephen E. Brilz
Stephen E. Brilz
Vice President and Secretary

August 22, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1

Indenture, dated as of September 8, 2014, between WPX Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2014 (File No. 001-35322)).

4.2

First Supplemental Indenture, dated as of September 8, 2014, between WPX Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2014 (File No. 001-35322)).

4.3	5.25% Senior Note due 2024.